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                                                                   EXHIBIT 10.18

                                    IVG CORP.

                         COMMON STOCK ISSUANCE AGREEMENT

         This Agreement (the "AGREEMENT") is made and entered into by and between IVG Corp., a Delaware corporation (the "COMPANY"), and each shareholder of the Company listed on the signature pages hereto (collectively the "SHAREHOLDERS").

         WHEREAS, the Shareholders have entered into a certain Security Agreement, dated September 10, 2001, by and among the Company, the Shareholders, the Collateral Agent (as defined therein) and the Lenders identified on SCHEDULE A thereto (the "SECURITY AGREEMENT"), and into an accompanying Collateral Agent Agreement of even date with such Security Agreement, by and among the Shareholders, the Collateral Agent and the Lenders (the "COLLATERAL AGENT AGREEMENT" and together with the Security Agreement the "STOCK PLEDGE DOCUMENTS");

         WHEREAS, pursuant to the Stock Pledge Documents, the Shareholders have pledged certain shares of Common Stock of the Company owned by them to secure certain obligations of the Company to the Lenders, as more fully set forth in the Stock Pledge Documents; and

         WHEREAS, the Company desires to issue certain authorized but unissued shares of its Common Stock to the Shareholders in consideration of their agreement to pledge shares on the Company's behalf;

         NOW, THEREFORE, in consideration of the premises and the mutual obligations and covenants set forth herein, the parties hereto agree as follows:

         A.       ISSUANCE OF THE SHARES.

                  1. Capitalized terms used herein and not defined shall have the meaning assigned to them in the Stock Pledge Documents.

                  2. As promptly as practicable following the execution of this Agreement, the Company hereby agrees to issue to each Shareholder a number of shares of Common Stock of the Company (the "INITIAL SHARES") that is equal to the number of shares of Common Stock pledged by such Shareholder pursuant to the Stock Pledge Documents, multiplied by 46 percent, rounded to the nearest whole share.

                  3. If at any time subsequent to the date hereof, the Lenders and Collateral Agent shall foreclose on any shares of Common Stock pledged pursuant to the Stock Pledge Documents, and such shares shall become the property of the Lenders, the Company shall issue a number of shares (the "REPLACEMENT SHARES" and, together with the Initial Shares, the "SHARES") to each Shareholder equal to the number of such Shareholder's shares that have become the property of one of the Lenders pursuant to such foreclosure, at the rate of one Replacement Share for each lost share.

                  4. Each Shareholder understands, acknowledges and agrees that:

                           a. In reliance upon applicable exemptions, the
Initial Shares have not been nor will the Replacement Shares be registered under the Securities Act of 1933, as amended (the "ACT"), and the rules and regulations thereunder or any state securities laws and the rules and regulations thereunder.

                           b. Since the Shares have not been registered under
the Act or applicable state securities laws, the economic risk of this investment must be borne indefinitely by the Shareholder and the Shares may not be sold, pledged or hypothecated or otherwise transferred unless subsequently registered under the Act and applicable state securities laws or an exemption from such registration is available.


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                           c. No assignment, sale, pledge, hypothecation,
transfer, exchange or other disposition, or offer thereof, of the Shares may be made if, in the opinion of counsel to the Company, such disposition or offer would require registration under the Act or would result in the violation of applicable federal or state securities laws.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SHAREHOLDERS. Each Shareholder represents, warrants, acknowledges and agrees that:

                  1. The Shareholder is acquiring the Shares for his, her or its own account for investment, and not with a view to distribution, resale, subdivision or fractionalization thereof, and the Shareholder has no present plans to enter into any contract, undertaking, agreement or arrangement for the distribution, resale, subdivision or fractionalization of the Shares. In order to induce the Company to issue the Shares, the Shareholder agrees that the Company shall have no obligation to recognize the ownership, beneficial or otherwise, of the Shares by anyone but the Shareholder.

                  2. (a) The Shareholder is an Accredited Investor (as defined in Rule 501 of Regulation D under the Act); (b) the Shareholder can bear the economic risk of losing his, her or its entire investment; and (c) the Shareholder has such knowledge and experience in financial and business matters that the Shareholder is capable of evaluating the risks and merits of this investment.

                  3. A legend shall be placed on any certificate evidencing the Shares in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE STATE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND/OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES LAWS.

                  4. Stop transfer instructions have been or shall be placed with respect to the Shares so as to restrict the resale, pledge, hypothecation or other transfer thereof. Stop transfer instructions shall be placed with respect to any new certificate representing the Shares upon presentment by the Shareholder of a certificate for transfer.

                  The foregoing representations and warranties are true and accurate as of the date set forth below and shall be true and accurate as of the date of any issuance of Shares to such Shareholder. If in any respect such representations and warranties shall not be true and accurate as of any such date, the Shareholder shall give written notice of such fact to the Company specifying which representations and warranties are not true and accurate and the reasons therefor.

         C. GOVERNING LAW. This Agreement shall be governed by and construed in all respects with the laws of the State of Delaware without reference to any choice or conflicts of law provisions.

         D. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, except that the Shareholder may not assign any of his rights or obligations hereunder.

         E. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Shareholder.


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         F. NOTICES, ETC. All notices and other communications required or permitted hereunder must be in writing and addressed (1) if to the Shareholder, as indicated on the signature page hereto, or at such other address as the Shareholder shall have furnished to the Company in writing in accordance with this Section F or (2) if to the Company, to IVG Corp., 13135 Dairy Ashford, Suite 525, Sugar Land, TX 77478, Attn: Elorian Landers, or at such other address as the Company shall have furnished to the Shareholder in writing in accordance with this Section F. All such notices or communications shall be deemed given when actually delivered by hand, messenger, confirmed facsimile, recognized overnight delivery service, telegram or mailgram or, if mailed, three business days after deposit, postage prepaid, in the United States mail.

         G. RIGHTS; SEVERABILITY. Unless otherwise expressly provided herein, each party's rights hereunder are several rights, not rights jointly held with any other holder of the Company's capital stock. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         H. TITLES AND SUBTITLES. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         I. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         J. TERMINATION. This Agreement shall terminate at such time as any of the shares pledged pursuant to the Stock Pledge Documents are released by the Collateral Agent to the Shareholders.

                            (SIGNATURE PAGE FOLLOWS)


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         IN WITNESS WHEREOF, the Company and each Shareholder below have executed this Agreement this ___ day of September, 2001.

IVG CORP.

By:
    -----------------------------
Name:
      ---------------------------
Title:
       --------------------------


                                ------------------------------------------------
                                Elorian Landers, Joint Tenant

                                ------------------------------------------------
                                Becky Landers, Joint Tenant

                                Number of Shares Pledged: 3,000,000
                                Number of Initial Shares to be issued: 1,380,000

                                Address:
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                                Telephone:
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                                Facsimile:
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                                Hamp Family Limited Partnership


                                ------------------------------------------------
                                By: Rodney Hamp

                                Number of Shares Pledged: 600,000
                                Number of Initial Shares to be issued:  276,000

                                Address:
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                                Telephone:
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                                Facsimile:
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                                ------------------------------------------------
                                W. Jackson Belt

                                Number of Shares Pledged: 870,000
                                Number of Initial Shares to be issued:  400,200

                                Address:
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                                Telephone:
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                                Facsimile:
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                                ------------------------------------------------
                                Peter Wokoun


                                Number of Shares Pledged: 215,000
                                Number of Initial Shares to be issued:  98,900

                                Address:
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                                Telephone:
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                                Facsimile:
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                                ------------------------------------------------
                                Stephen Landers

                                Number of Shares Pledged: 100,000
                                Number of Initial Shares to be issued:  46,000

                                Address:
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                                Telephone:
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                                Facsimile:
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                                ------------------------------------------------
                                Thomas L. McCrimmon

                                Number of Shares Pledged: 218,000
                                Number of Initial Shares to be issued:  100,280

                                Address:
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                                Telephone:
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                                Facsimile:
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